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                                                                   EXHIBIT 10.81
                                                               February 25, 1999

                  EVALUATION AND COMMERCIALIZATION AGREEMENT

         THIS EVALUATION AND COMMERCIALIZATION AGREEMENT (the "Agreement"), effective as of February 25, 1999 (the "Effective Date"), is entered by and between GenPharm International, Inc., a wholly owned subsidiary of Medarex, Inc., and Medarex, a New Jersey corporation, with a principal place of business at 1545 Route 22 East, Annandale, New Jersey 08801 (together "Medarex"), and Genmab ApS with a principal place of business at 4C Ringager, Dk-2605 Brondby, Denmark ("Genmab").

                                  BACKGROUND

  A. Medarex is the sole and exclusive owner of certain transgenic Mice useful for the preparation of fully human monoclonal Antibodies;

  B. Genmab may wish to have Medarex conduct research with the Mice to evaluate their utility for the development of fully human monoclonal Antibodies to certain Antigens (as defined below) for use as a human therapeutic product, and/or produce Antibodies for clinical trials and commercial use, and Medarex is willing to conduct such research and production, on the terms and conditions herein; and

  C. Medarex owns equity in Genmab pursuant to the Shareholders Agreement entered of event date herewith (attached hereto as Exhibit E).

       NOW, THEREFORE, Medarex and Genmab agree as follows:

1.     DEFINITIONS
--     -----------

1.1    "Activity Plan(s)" shall mean the written plan(s) agreed by Medarex and
       -----------------
       Genmab pursuant to Article 2, on a project-by-project basis, describing the activities which Medarex will conduct on behalf of Genmab, as such plans may be amended from time to time by the written agreement of the parties.

1.2    "Affiliate" shall mean any corporation or other entity which is directly
       -----------
       or indirectly controlling, controlled by or under the common control with Genmab. For the purpose of this Agreement, "control" shall mean the direct or indirect ownership of fifty percent (50%) or more of the outstanding shares or other voting rights of the subject entity to elect directors, or if not meeting the preceding, any entity owned or controlled by or owning or controlling at the maximum control or ownership right permitted in the country where such entity exists. For purposes of this Agreement, Medarex shall not be considered as an Affiliate of Genmab.

1.3    "Antibody" shall mean a human monoclonal antibody with binding affinity
       ---------
       for an Antigen, obtained through the use of nucleic acid or cells derived from one or more of the Mice.

1.4    "Antigen" shall mean (i)each of the ***** antigens listed on Exhibit B
       --------
       hereto, and (ii)each of the other ***** antigens which become subject to this Agreement pursuant to Section 4.3 below

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***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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1.4    "Antigen" shall mean (i)each of the ***** antigens listed on Exhibit B
       --------
       hereto, and (ii)each of the other ***** antigens which become subject to this Agreement pursuant to Section 4.3 below

1.5     "Biological License Application" or "BLA" shall mean Biological License
        --------------------------------
        Application as defined in the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder, and any corresponding foreign application, registration or certification.

1.6     "Confidential Information" shall mean any proprietary or confidential
        -------------------------
        information or material in oral, graphic or written form disclosed hereunder that is identified as "Confidential" at the time of disclosure.

1.7     "Control" shall mean possession of the ability to grant the licenses
        --------
        provided for herein, without violating the terms of any agreement or other arrangement with any third party.

1.8     "IND" shall mean an Investigational New Drug application, as defined in
        ----
        the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or any corresponding foreign application, registration or certification.

1.9     "Medarex Technology" shall mean the Patent Rights and Know How.
        -------------------

1.9.1   "Know How" shall mean the Confidential Information and Mice owned or
        ---------
        Controlled by Medarex and transferred to Genmab by Medarex necessary for the exercise of the Patent Rights, including, without limitation, technical data, protocols and methods and processes. For the avoidance of doubt, the Know How does not include any Patent Rights.

1.9.2   "Patent Rights" shall mean all United States and foreign patents
        --------------
        (including all reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, revalidations and patents of addition) and patent applications (including, without limitation, all continuations, continuations-in-part and divisions thereof) owned or Controlled by Medarex, in each case, which claims an invention which is necessary for the use of the Mice to prepare and use the Antibodies.

1.10    "Mice" shall mean immunizable transgenic mice existing as of the
        -----
        Effective Date or that may be developed by Medarex during the term of the Agreement containing unrearranged human immunoglobulin genes.

1.11    *****.

1.12    "MRC License" shall mean that certain License Agreement entered by
        ------------
        Medical Research Council, Institute of Animal Physiology and Genetics Research of Babraham Hall and Marianne BruggNmann and GenPharm International, Inc., effective October 1, 1993, as amended August 12, 1994, a copy of which is attached hereto as Exhibit A, as may be amended from time to time.



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***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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1.13    "Product" shall mean any product for the treatment of human disease
        --------
        containing one or more Antibodies, or a portion thereof.


1.14    "Sublicensee" shall mean a third party to whom Genmab has granted a
        ------------
        license or sublicense to make, have made, import, use, sell, offer for sale or otherwise exploit Products in the Territory. As used in this Agreement, "Sublicensee" shall also include a third party to whom Genmab has granted the right to distribute a Product.

1.15    "Territory" shall mean *****.
        ----------

2.      MEDAREX ACTIVITIES
--      ------------------

2.1     Conduct of Activities; Notice. Genmab shall provide Medarex an
        ------------------------------
        opportunity to conduct any project, activities or task which Genmab wishes to have a third party conduct with respect to the Antibodies, including without limitation, *****. If Genmab intends to have any third party conduct any such activities on behalf of Genmab, Genmab shall provide Medarex notice of the specific projects, activities and/or tasks which it wants conducted not later than Genmab's ***** of a proposal or bid for such project from a third party, and Medarex may, at its discretion, to submit a competitive proposal for conducting any such activities, at the same time and in the same manner as any third party(ies).

2.2     Negotiation. If Medarex submits a proposal to conduct any such projects,
        ------------
        activities or tasks, Genmab shall negotiate in good faith with Medarex, on an arm's length basis, the terms on which such projects, activities and/or tasks will be conducted.

2.3     Activity Plans. If Genmab and Medarex agree that Medarex will conduct
        ---------------
        any projects, activities or tasks on behalf of Genmab pursuant to this
        Article 2, the parties shall promptly agree in writing on an Activity Plan for such activities which shall define the terms on which such projects, activities or tasks shall be conducted, including specific responsibilities, deliverables and timelines, and the payment schedule on which Genmab will make payments to Medarex for conducting such projects and/or activities, on a project-by-project basis. Unless otherwise agreed, a separate written Activity Plan shall be prepared for each project and/or project and/or set of activities which Medarex will conduct.

2.4     Preference for Medarex. With respect to any projects, activities or
        ----------------------
        tasks for which Medarex submits a competitive proposal, if Medarex is capable of conducting the particular projects, activities or tasks at a competitive price and in timely manner, Medarex shall have the right to conduct such activities, absent a material, compelling business reason to the contrary. In no event shall Genmab enter into an agreement for the conduct of activities with any third party on terms more favorable to the third party than those offered by Medarex for the conduct of such activities.



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***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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3.      GENMAB ACTIVITIES
--      -----------------

3.1     Research by Genmab. If Genmab elects to perform immunizations of the
        ------------------
        Mice, then Medarex shall supply Genmab Mice for such purpose, under the terms and conditions in this Article 3.

3.1.1   Research. Medarex will provide Mice to Genmab for use during the
        --------
        Research Period to allow Genmab to immunize the Mice against ***** specific Antigens. Genmab agrees that during the Research Period the Mice will be used solely for the purpose of conducting the Research and for no other purpose.

3.1.2   Provision of Mice. Each year during the Research Period, Medarex shall
        -----------------
        provide Genmab, upon Genmab's request, with Mice ***** to perform the immunizations against the Antigens; provided, Medarex shall not be obligated to provide more than ***** in any calendar quarter during the Research Period. If any Mice delivered by Medarex die of natural causes before commencement of the relevant immunization protocol or for any reason during the immunization protocol, they shall be replaced ***** by Medarex, provided that their death was not due to Genmab's misfeasance or negligence, or the mice were rendered unusable by a failure by Genmab to commence immunization of the Mice within ***** of delivery.

3.1.3   Limited Use. Genmab shall only grant access to the Mice to those of its
        -----------
        employees, or subcontractors meeting the provisions of Section 3.1.6 below, who require such access for the performance of this Agreement. Genmab shall not breed Mice, use them for any purpose other than the conduct of the Research, or transfer them to any other person or entity or to any place other than Genmab facilities. Genmab shall not make any effort, directly or indirectly, to clone or otherwise reproduce the Mice by any means, sexual or asexual. In no event shall Genmab transfer the Mice to any person or entity without the prior written approval of Medarex.

3.1.4   Care in Use of Mice. ***** Genmab therefore agrees to use prudence and
        -------------------
        reasonable care in the use, handling, storage, transportation and disposition and containment of the Mice, and to maintain the Mice under suitable containment conditions in compliance with all applicable national, state and local laws, regulations, rules and ordinances.

3.1.5   Records. Genmab will prepare and maintain complete and accurate written
        -------
        records of all uses made of the Mice and the Mice Materials, and copies of such records will be furnished to Medarex, upon Medarex's request, to the extent such records are reasonably required under this Agreement; provided, however, that Medarex shall maintain such records and the information contained therein in strict confidence in accordance with
        Article 8 hereof, and shall not use such records or information except to the extent permitted by this Agreement.

3.1.6   *****.

3.2     *****.

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***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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3.3     Term. The Research shall commence on the Effective Date and shall remain
        ----
        in effect until the earlier of (i) the ***** anniversary of the Effective Date, (ii) the date that Genmab has selected ***** Antigens and raised Antibodies thereto, or (iii) the termination of this Agreement.

3.4     Ownership.
        ---------

3.4.1   Mice. Title to the Mice and, subject to Sections 4.1 and 4.2, Mice
        ----
        Materials shall at all times remain with Medarex.

3.4.2   Intellectual Property. Any invention made by Medarex in the course of
        ---------------------
        activities in connection with the Research that are or relate to the Mice or Mice Materials shall be owned by Medarex, and shall be subject to the commercial license terms set forth in Article 4. Medarex will, in consultation with Genmab, file patent application(s) in respect of the Antibodies. Inventions made by Genmab or its employees, consultants or agents in connection with the Research or thereafter during the period that this Agreement is in effect which relate to the Antigens used to immunize Mice and to the Antibodies, as well as tangible property in such Antibodies, shall be owned by *****.


4.      LICENSE
--      -------

4.1     Commercial License. Subject to the terms and conditions of this
        ------------------
        Agreement, Medarex hereby grants to Genmab the following licenses, on an ***** basis:

        (a) an ***** license under the Medarex Technology to use the Mice to make Antibodies against such Antigen in the Territory, and

        (b) an ***** license under the Medarex Technology, *****, to use such Antibodies against such Antigen to make, have made, import, have imported, use, offer for sale and sell Products in the Territory.

4.2     *****.

4.3     Other Antigens. At any time during the term of the Agreement, Genmab may
        --------------
        notify Medarex that it wishes to acquire an exclusive commercial license to use Mice to prepare Antibodies with respect to up to ***** additional particular Antigens identified by Genmab. Each Antigen shall be a specific molecular target or biochemical entity, in the case of defined proteins or polypeptides (including glyco- or lipo-proteins or carbohydrates), and the parties shall agree on a description of such Antigen. If Genmab can demonstrate to Medarex's reasonable satisfaction that Genmab has adequate financial resources to pay the development costs with respect to Products containing Antibodies against such Antigen through the completion of Phase II clinical trials, then unless Medarex has, previously granted a third party rights to use the Mice with respect to such Antigen or has commenced or has the intent


___________________

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

        to commence an active research program on its own behalf with respect to such Antigen, as shown by written records that predate Genmab's written request by at least thirty days, then Medarex shall notify Genmab that such Antigen is available for licensing and to grant Genmab an exclusive commercial license to such Antigen on the terms herein. In the event that Medarex notifies Genmab that rights are not available with regard to a particular Antigen, Genmab shall have no further license or other rights with regard to such Antigen unless otherwise agreed in writing by the parties.

4.4     *****.

4.5     Retained Rights; No Further Rights. Only the license granted pursuant to
        ----------------------------------
        the express terms of this Agreement shall be of any legal force or effect. No other license rights shall be granted or created by implication, estoppel or otherwise. It is understood and agreed that Medarex shall retain rights to make, have made, import, use, offer for sale, sell and otherwise commercialize the Mice and any antibodies derived therefrom (except the Antibodies to which Genmab has and retains an exclusive license hereunder) itself or with third parties for any uses.


5.      PAYMENTS; REPORTS AND RECORDS
--      -----------------------------

5.1     Reimbursements. Within ***** days of the Effective Date, Genmab shall
        --------------
        reimburse Medarex for all costs incurred prior to the Effective Date with respect to *****.

5.2     Third Party Royalties.
        ---------------------

5.2.1   Genmab Responsibilities. Genmab shall be responsible for the payment of
        -----------------------
        any royalties, license fees and milestone and other payments due to third parties under license agreements for the practice of the Medarex Technology by Genmab or its Affiliates or Sublicensees. *****.

5.2.2   Payments to Medarex. With respect to any license agreement Medarex has
        -------------------
        entered or enters with a third party with respect to intellectual property necessary for the manufacture, use or sale of Antibodies or Products for an Antigen, Genmab shall pay to Medarex amounts equal to the amounts due from Medarex to such third party under any such license for the grant and practice by Genmab and its Affiliates and Sublicensee of the licenses granted herein; *****.

5.3     Reports. Genmab shall deliver to Medarex within ***** days after the
        -------
        last day of each calendar quarter in which Products are sold a report for such calendar quarter identifying, by country and Product, the Products sold by Genmab and its Affiliates and Sublicensees, and the calculation of Net Sales and royalties due to Medarex.

5.4     Inspection of Books and Records. Genmab and its Affiliates and
        -------------------------------
        Sublicensees shall maintain accurate books and records which enable the calculation of royalties payable hereunder to be verified. Genmab and its Affiliates and Sublicensees shall retain the books and records for each


___________________

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      -6-
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        quarterly period for ***** after the submission of the corresponding report under Section 6.1 hereof. Upon ***** prior notice to Genmab, independent accountants selected by Medarex, may have access to the books and records of Genmab and its Affiliates and Sublicensees during normal business hours to conduct a review or audit, for the purpose of verifying the accuracy of Genmab's payments and compliance with this Agreement. Any such inspection or audit shall be at Medarex's expense; however, in the event an inspection reveals underpayment of ***** or more in any audit period, Genmab shall pay the costs of the inspection and promptly pay to Medarex *****.


6.      JAPAN CLINICAL RESULTS
--      ----------------------

6.1     Disclosure. Genmab shall provide to Medarex the results of all
        ----------
        preclinical and clinical studies conducted by Genmab in the Territory with respect to the Product(s). *****.

6.2     *****.

6.3     *****.


7.      DILIGENCE
--      ---------

7.1     *****.

7.2     Reasonable Efforts. Genmab will use its best efforts to develop and
        ------------------
        commercialize Products. Such efforts shall include without limitation, raising and expending sufficient funds to develop Products, obtaining regulatory approvals for the sale of Products worldwide and actively pursuing commercial sales of each Product in each country in which regulatory approval is obtained. Such efforts shall include, without limitation, the filing of an IND with the U.S. FDA (or its European equivalent) for products containing an Antibody to the applicable Antigen within two (2) years after the date that the Master Cell Bank for the applicable Antibodies was first established.

7.3     Limited Term. If Genmab fails to file an IND with the U.S. FDA (or its
        ------------
        European equivalent) with respect to a particular Product within ***** after obtaining of a hybridoma for the Antibody included in such Product and the creation of the Master Cell Bank therefore, then Genmab may extend the date by which Phase I clinical trials may be conducted by ***** by paying to Medarex *****. Such payment shall be made on the ***** of the date that the Master Cell Bank for the applicable Antibodies was first established. If Genmab fails to timely achieve such milestone and fails to extend the period which it has to achieve such milestone by timely paying the fee due pursuant to the preceding sentence, then Medarex may terminate the license granted herein with regard to the relevant Antigen (and corresponding Antibodies and Products).


___________________

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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7.4     Reports to Medarex. During the term of this Agreement, Genmab shall keep
        ------------------
        Medarex fully informed of its activities subject to this Agreement, including without limitation, the commercialization of Products, and on ***** of each year shall provide Medarex with a written report detailing such events and activities. When the registration package requesting approval for commercial sale of the Product (including approval for reimbursement by the appropriate health insurance authorities as well as price approvals where required) is first filed in *****, and in each case when approval is received therefor, Genmab will notify Medarex in writing within three days.


7.5     Regulatory Filings. Genmab shall submit registration packages requesting
        ------------------
        approval for commercial sale of the Product as soon as reasonably practicable. Genmab (or its designee) shall file and hold title to all regulatory applications, approvals and supplements thereto.

7.6     Abandoned Products. Genmab may voluntarily abandon its right hereunder
        ------------------
        to market the Product in any individual country, upon ***** written notice to Medarex, at any time prior to submission of the first BLA for the Product to the applicable regulatory authority in such country. Between the time of submission and the time of approval of said BLA, Genmab may voluntarily abandon its right hereunder to market Products in any such country upon ***** written notice to Medarex. Such notice will effectuate Genmab's voluntary abandonment of its right hereunder to market the Product in such country.


8.      CONFIDENTIALITY
--      ---------------

8.1     Confidential Information. Except as expressly provided herein, the
        ------------------------
        parties agree that, for the term of this Agreement and for ***** years thereafter, the receiving party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose except for the purposes contemplated by this Agreement any Confidential Information furnished to it by the disclosing party hereto pursuant to this Agreement, except that to the extent that it can be established by the receiving party by competent proof that such Confidential Information:

        (i) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure;

       (ii) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

      (iii) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement;

       (iv) was independently developed by the receiving party as demonstrated by documented evidence prepared contemporaneously with such independent development; or

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***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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

        (v) was subsequently lawfully disclosed to the receiving party by a person other than a party hereto.



8.2     Permitted Use and Disclosures. Each party hereto may use or disclose
        -----------------------------
        information disclosed to it by the other party to the extent such use or disclosure is reasonably necessary in complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities, conducting clinical trials, or making a permitted sublicense or otherwise exercising its rights hereunder, provided that if a party is required to make any such disclosure of another party's confidential information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the latter party of such disclosure and, save to the extent inappropriate in the case of patent applications, will use its best efforts to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise).

8.3     Public Disclosure. Except as otherwise required by law, neither party
        -----------------
        shall issue a press release or make any other public disclosure of the terms of this Agreement without the prior approval of such press release or public disclosure. Each party shall submit any such press release or public disclosure to the other party, and the receiving party shall have ***** days to review and approve any such press release or public disclosure, which approval shall not be unreasonably withheld. If the receiving party does not respond within such ***** day period, the press release or public disclosure shall be deemed approved. In addition, if a public disclosure is required by law, including without limitation in a filing with the Securities and Exchange Commission, the disclosing party shall provide copies of the disclosure reasonably in advance of such filing or other disclosure for the nondisclosing party's prior review and comment.

8.4     Confidential Terms. Except as expressly provided herein, each party
        ------------------
        agrees not to disclose any terms of this Agreement to any third party without the consent of the other party; provided, disclosures may be made as required by securities or other applicable laws, or to actual or prospective investors or corporate partners, or to a party's accountants, attorneys and other professional advisors.


9.      REPRESENTATION AND WARRANTIES
--      -----------------------------

9.1     Medarex.  Medarex represents and warrants that:  *****.
        -------
9.2     Genmab.  Genmab represents and warrants that:  *****.
        ------

9.3     Disclaimer of Warranties. THE MICE ARE PROVIDED "AS IS", AND EXCEPT AS
        ------------------------
        OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, MEDAREX AND ITS RESPECTIVE AFFILIATES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE MICE, ANTIBODIES, OR MEDAREX TECHNOLOGY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF

___________________

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

        MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF THE PATENT RIGHTS LICENSED HEREUNDER, OR NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

9.4     Disclaimer. Except as provided in 9.1(v) nothing in this Agreement is or
        ----------
        shall be construed as:

        (a) A warranty or representation by Medarex as to the validity or scope of any claim or patent within the Patent Rights;

        (b) A warranty or representation that anything made, used, sold, or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of any patent rights or other intellectual property right of any third party;

        (c) An obligation to bring or prosecute actions or suits against third parties for infringement of any of the Patent Rights; or

        (d) Granting by implication, estoppel, or otherwise any licenses or rights under patents or other rights of Medarex or third parties, regardless of whether such patents or other rights are dominant or subordinate to any patent within the Patent Rights.


10.     INTELLECTUAL PROPERTY
---     ---------------------

10.1    Patent Rights. Genmab shall be responsible, at its expense, for the
        -------------
        preparation, filing, prosecution and maintenance of the patent applications and patents owned by or on behalf of Genmab claiming Antibodies and/or Products ("Genmab Technology") in countries selected by Genmab, and for conducting any interferences, reexaminations, reissues, oppositions, or request for patent term extension relating thereto. Until the earlier of (i) the completion of an initial public offering by Genmab or (ii) the written agreement of the parties that a third party will conduct the foregoing activities, Genmab hereby agrees to retain Medarex to conduct such activities on its behalf. Genmab shall pay to Medarex an amount equal to *****. Genmab shall pay such costs and fees to Medarex within ***** days of an invoice therefore describing the relevant activities and costs.

10.2    Failure to Prosecute. In the event that Genmab declines to file or,
        --------------------
        having filed, declines to further prosecute and maintain any patent applications or patents subject to Section 9.1 above, Genmab shall provide Medarex notice thereof prior to the expiration of any deadline relating to such activities, but in any event at least ***** days prior notice, and Medarex shall have the right to file, prosecute and maintain such patent applications or patents in the name of Genmab, at Medarex's expense, using counsel of its choice.

10.3    Medarex Patent Rights. Subject to its contractual obligations to third
        ---------------------
        parties, Medarex shall be responsible, at its expense, for the preparation, filing, prosecution, maintenance and enforcement of



___________________

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

        the Patent Rights and for conducting any interferences, reexaminations, reissues, oppositions, or request for patent term extensions relating thereto.

10.4    Cooperation. If at any time Medarex is not conducting patent-related
        ------------
        activities on behalf of Genmab, Medarex shall be given an opportunity to review Genmab' activities pursuant to Section 10.1 and provide input thereto. Genmab shall include in such patent applications such claims and take any such positions as Medarex may request. Genmab shall keep Medarex fully informed as to the status of such patent matters, including, without limitation, by providing Medarex the opportunity, at Medarex's expense, to review and comment on any documents relating to Genmab Technology which will be filed in any patent office at least ***** days before such filing, and promptly providing Medarex copies of any documents relating to Genmab Technology which Genmab receives from such patent offices, including notice of all interferences, reissues, reexaminations, oppositions or requests for patent term extensions.

10.5    Infringement Claims. If the manufacture, importation, sale or use of the
        --------------------
        Product pursuant to this Agreement results in any claim, suit or proceeding alleging patent infringement against Medarex or Genmab, such party shall promptly notify the other party hereto. The defendant shall keep each other party hereto reasonably informed of all material developments in connection with any such claim, suit or proceeding. At Genmab's request, Medarex will cooperate with Genmab in the defense of any claim, suit or proceeding alleging patent infringement against Genmab, if such claim, suit or proceeding is based directly on the practice of the Patent Rights and Genmab will reimburse Medarex for all out-of-pocket costs incurred in connection with such activities.


11.     DISPUTE RESOLUTION
---     ------------------

11.1     *****.

11.2     *****.


12.      *****
---

12.1     *****.

12.2     *****.

12.3     *****.


13.      TERM AND TERMINATION
---      --------------------

___________________

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

13.1    Term. The term of this Agreement shall commence on the Effective Date.
        -----
        Unless earlier terminated as provided in this Article 13, this Agreement shall continue in full force and effect on a country-by-country and Product-by-Product basis until there are no remaining royalty payment obligations in a country, at which time the Agreement shall expire in its entirety in such country.

13.2    Termination for Cause. Either party may terminate this Agreement in the
        ----------------------
        event the other party has materially breached or defaulted in the performance of any of its obligations hereunder, and such default has continued for ***** after written notice thereof was provided to the breaching party by the nonbreaching party. Any termination shall become effective at the end of such ***** period unless the breaching party has cured any such breach or default prior to the expiration of the ***** period. 1.1

13.3    Termination for Insolvency. If voluntary or involuntary proceedings by
        ---------------------------
        or against a party are instituted in bankruptcy under any insolvency law, or a receiver or custodian is appointed for such party, or proceedings are instituted by or against such party for corporate reorganization or the dissolution of such party, which proceedings, if involuntary, shall not have been dismissed within sixty (60) days after the date of filing, or if such party makes an assignment for the benefit of creditors, or substantially all of the assets of such party are seized or attached and not released within sixty (60) days thereafter, the other party may immediately terminate this Agreement effective upon notice of such termination. Without limiting the foregoing, upon any liquidation of Genmab subject to Section 4.5 of the Shareholders Agreement, this Agreement shall terminate concurrently.

13.4    Effect of Termination.
        ----------------------

13.4.1  Accrued Rights and Obligations. Termination of this Agreement for any
        -------------------------------
        reason shall not release any party hereto from any liability which, at the time of such termination, has already accrued to the other party or which is attributable to a period prior to such termination nor preclude either party from pursuing any rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement. It is understood and agreed that monetary damages may not be a sufficient remedy for any breach of this Agreement and that the non-breaching party may be entitled to injunctive relief as a remedy for any such breach.

13.4.2  Ownership. Upon termination of this Agreement, title to all Mice, Mice
        ----------
        Materials, and Medarex Technology shall remain solely with Medarex. Title to any data, preclinical or clinical, research results or other information relating to tangible biological materials (other than the Mice Materials) derived by Genmab pursuant to this Agreement, shall be and remain solely with Genmab.

13.4.3  Return of Confidential Information. Upon any termination of this
        -----------------------------------
        Agreement, Genmab and Medarex shall promptly return to the other party all Confidential Information of the other; provided counsel of each party may retain one (1) copy of such Confidential Information for archival purposes and for ensuring compliance with Article 8.

___________________

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

13.4.4  Stock on Hand. In the event this Agreement is terminated for any reason,
        --------------
        Genmab shall have the right to sell or otherwise dispose of the stock of any Product subject to this Agreement then on hand, until the first anniversary of the effective date of such termination.

13.4.5  Return of Mice Materials. Upon any termination of this Agreement, Genmab
        -------------------------
        shall promptly return to Medarex, or destroy all Mice Materials, including, without limitation, all Antibodies and other biological materials derived from Mice, and all cells capable of producing Antibodies, and in the event of such destruction an officer of Genmab shall provide Medarex with written certification thereof. It is understood and agreed that except as expressly provided above Genmab may retain any materials owned by Genmab.

13.4.6  Licenses. The license granted in Section 3.2 shall terminate upon any
        ---------
        termination of this Agreement and in such event Genmab and its Sublicensees shall cease all development and commercialization of Products.

13.5    *****.


14.     MISCELLANEOUS
---     -------------


14.1    Governing Law. This Agreement and any dispute, including without
        --------------
        limitation any arbitration, arising from the performance or breach hereof shall be governed by and construed and enforced in accordance with the laws of the state of New Jersey, without reference to conflicts of laws principles.

14.2    Independent Contractors. The relationship of the parties hereto is that
        ------------------------
        of independent contractors. The parties hereto are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

14.3    Assignment. This Agreement shall not be assignable by either party to
        -----------
        any third party hereto without the written consent of the other party hereto, which consent shall not be unreasonably withheld; except either party may assign this Agreement, without such consent, to an entity that acquires all or substantially all of the business or assets of such party to which this Agreement pertains, whether by merger, reorganization, acquisition, sale, or otherwise.

14.4    Binding Effect. This Agreement shall be binding upon and inure to the
        ---------------
        benefit of the parties and their successors and assigns.

14.5 Notices. All notices, requests and other communications hereunder shall be in writing and shall be personally delivered or sent by telecopy or other electronic facsimile transmission or by registered or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below, or such other address as may be specified in writing to the other parties hereto:

         If to Medarex:    Medarex, Inc.
                           1545 Route 22 East
                           Annandale, New Jersey  08801
                           Attn:  President

         If to Genmab:     Genmab ApS
                           4C Ringager

                           Dk-2605 Brondby
                           Denmark
                           Attn:  Chief Executive Officer

16.6    Force Majeure. Neither party shall lose any rights hereunder or be
        --------------
        liable to the other party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting party if the failure is occasioned by war, strike, fire, Act of God, earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a party be required to settle any labor dispute or disturbance.

14.7    Injunctive Relief. Genmab acknowledges that limitations and restrictions
        ------------------
        on its possession and use of Mice and Mice Materials hereunder are necessary and reasonable to protect Medarex, and expressly agrees that monetary damages would be inadequate to compensate Medarex for any violation by Genmab of any such limitations or restrictions. The parties agree that any such violation would cause irreparable injury to Medarex and agrees that without resorting to prior mediation or arbitration, and, in addition to any other remedies that may be available in law, in equity or otherwise, Medarex shall be entitled to obtain temporary and permanent injunctive relief against any threatened violation of such limitations or restrictions or the continuation of any such violation in any court of competent jurisdiction, without the necessity of proving actual damages or the posting of any bond.

14.8    Advice of Counsel. Medarex and Genmab have each consulted counsel of
        ------------------
        their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one party or another and will be construed accordingly.

14.9    Compliance with Laws. Each party shall furnish to the other party any
        ---------------------
        information requested or required by that party during the term of this Agreement or any extensions hereof to enable that party to comply with the requirements of any U.S. or foreign federal, state and/or government agency.

14.10   Further Assurances. At any time or from time to time on and after the
        -------------------
        date of this Agreement, either party shall at the request of the other party hereto (i) deliver to the requesting party any records, data or other documents consistent with the provisions of this Agreement,
        (ii) execute, and deliver or cause to be delivered, all such consents, documents or further instruments of transfer or license, and (iii) take or cause to be taken all such actions, as the requesting party may reasonably deem necessary in order for the requesting party to obtain the full benefits of this Agreement and the transactions contemplated hereby.

14.11   Export Controls. Each party agrees that it will take all actions
        ----------------
        necessary to insure compliance with all U.S. laws, regulations, orders or other restrictions on exports and further will not sell, license or reexport, directly, or indirectly, the Product(s) to any person or entity for sale in any country or territory, if, to the knowledge of each party based upon reasonable inquiry, such sale, would cause the parties to be in violation of any such laws or regulations now or hereafter in effect. Each party agrees to secure from any recipient of Product(s) adequate manually signed written assurances prior to shipment from the United States as are required by the U.S. Export Regulations.

14.12   Severability. In the event that any provisions of this Agreement are
        -------------
        determined to be invalid or unenforceable by a court of competent jurisdiction, the remainder of the Agreement shall remain in full force and effect without said provision. In such event, the parties shall in good faith negotiate a substitute clause for any provision declared invalid or unenforceable, which shall most nearly approximate the intent of the parties in entering this Agreement.

14.13   Waiver. It is agreed that no waiver by either party hereto of any breach
        -------
        or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

14.14   Complete Agreement. This Agreement, with its Exhibits, constitutes the
        -------------------
        entire agreement, both written and oral, between the parties with respect to the subject matter hereof, and that all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied, are merged and canceled, and are null and void and of no effect. No amendment or change hereof or addition hereto shall be effective or binding on either of the parties hereto unless reduced to writing and duly executed on behalf of both parties.


14.15   Use of Name. Neither party shall use the name or trademarks of the other
        ------------
        party without the prior written consent of such other party.

14.16   Headings. The captions to the several Sections and Articles hereof are
        ---------
        not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation

14.17   Counterparts. This Agreement may be executed in two counterparts, each
        -------------
        of which shall be deemed an original and which together shall constitute one instrument.

        IN WITNESS WHEREOF, Medarex, GenPharm and Genmab have executed this Agreement by their respective duly authorized representatives.

MEDAREX INC.                              GENMAB ApS


By: /s/ Michael Appelbaum                 By: /s/ Lisa N. Drakeman
    ----------------------------------        --------------------------------
Print Name: Michael Appelbaum                       Print Name: Lisa Drakeman
         Title: Executive V.P.                   Title: Chief Executive Officer



GENPHARM INTERNATIONAL, INC.


By: /s/ Michael Appelbaum
    ----------------------------------
Print Name: Michael Appelbaum
         Title: President

                                                               February 25, 1999


*****

____________________

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


*****

                                   EXHIBIT A
                                   ---------

*****


____________________

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT B
                                   ---------
*****

____________________

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT C
                                   ---------

*****


____________________

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT D
                                   ---------
*****

____________________

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT E
                                   ---------

Shareholders Agreement